                                                                      Exhibit 99

                            Global Structured Finance

                                   BAFC 2003-3
                                15 Yr Fixed Rate
                            Collateral Summary Report

                               Sep 23, 2003 20:59

1. General Pool Characteristics

Pool Size: $67,322,291.34
Loan Count: 144
Cutoff Date: 2003-09-01
Avg. Loan Balance: $467,515.91
Avg. Orig. Balance: $473,378.40
W.A. FICO*: 751
W.A. Orig. LTV: 58.94%
W.A. Cut-Off LTV: 58.26%
W.A. Gross Coupon: 5.1863%
W.A. Net Coupon: 4.8838%
W.A. Servicing Fee: 0.2500%
W.A. Orig. Term: 180 months
W.A. Rem. Term: 177 months
W.A. Age: 3 months
% over 80 LTV: 0.00%
% with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 58.26%
% with Prepay Penalty: 0.00%
Max. Zipcode Conc.: 2.94%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

2. Original Balance

                  Original Balance               Percent
                  300,001 - 350,000                6.53%
                  350,001 - 400,000               15.61
                  400,001 - 450,000               21.90
                  450,001 - 500,000               18.90

                    500,001 - 550,000              10.76
                    550,001 - 600,000               8.45
                    600,001 - 650,000               7.51
                    650,001 - 700,000               4.03
                    750,001 - 800,000               1.11
                    800,001 - 850,000               1.26
                    850,001 - 900,000               1.25
                    900,001 - 950,000               2.70
                    ------------------------------------
                    Total:                        100.00%
                    ------------------------------------

Average: $473,378.40
Lowest: $339,000.00
Highest: $924,000.00

3. Current Balance

                        Current Balance             Percent
                        300,001 - 350,000             6.53%
                        350,001 - 400,000            16.78
                        400,001 - 450,000            22.68
                        450,001 - 500,000            18.41
                        500,001 - 550,000            11.72
                        550,001 - 600,000             6.01
                        600,001 - 650,000             7.51
                        650,001 - 700,000             4.03
                        700,001 - 750,000             1.11
                        800,001 - 850,000             2.51
                        850,001 - 900,000             1.33
                        900,001 - 950,000             1.36
                        ----------------------------------
                        Total:                      100.00%
                        ----------------------------------

Average: $467,515.91
Lowest: $326,244.59
Highest: $917,654.21


4. Index

                            Index        Percent
                            FIX           100.00%
                            --------------------
                            Total:        100.00%
                            --------------------


5. Lien Position

                            Lien Position      Percent
                            1                   100.00%
                            --------------------------
                            Total:              100.00%
                            --------------------------


6. Product Type

                            Product Type   Percent
                            15 YR FIXED    100.00%
                            ---------------------
                            Total:         100.00%
                            ---------------------

7. Coupon

                             Coupon        Percent
                             4.625            1.71%
                             4.750            4.62
                             4.875           10.28
                             5.000           14.92
                             5.125           14.64

                              5.250             22.52
                              5.375             16.18
                              5.500             10.83
                              5.625              3.62
                              5.750              0.67
                              -----------------------
                              Total:           100.00%
                              -----------------------
W.A.: 5.186
Lowest: 4.625
Highest: 5.750

8. Credit Score

                           Credit Score     Percent
                           800 - 824          2.30%
                           775 - 799         26.43
                           750 - 774         35.07
                           725 - 749         14.37
                           700 - 724         13.02
                           675 - 699          6.94
                           650 - 674          1.30
                           625 - 649          0.57
                           -----------------------
                           Total:           100.00%
                           -----------------------
W.A.: 751
Lowest: 628
Highest: 810

9. Loan Purpose

                        Loan Purpose                  Percent
                        Refinance-Rate/Term            71.86%
                        Refinance-Cashout              22.93

                           Purchase             5.21
                           -------------------------
                           Total:             100.00%
                           -------------------------


10. Property Type

                           Property Type     Percent
                           SFR                 72.86%
                           PUD                 25.79
                           Condo - Low          1.35
                           -------------------------
                           Total:             100.00%
                           -------------------------


11. Documentation

                           Documentation     Percent
                           Alternative         94.21%
                           Full                 3.74
                           Limited              1.40
                           Stated               0.66
                           -------------------------
                           Total:             100.00%
                           -------------------------


12. Occupancy Status

                           Occupancy Status  Percent
                           Primary             95.91%
                           Secondary            4.09
                           -------------------------
                           Total:             100.00%
                           -------------------------


13. MI Provider

                           MI Provider       Percent
                           NONE              100.00%
                           -------------------------
                           Total:            100.00%
                           -------------------------


14. State

                           State             Percent
                           California          65.60%
                           Oregon               6.99
                           Washington           5.75
                           Arizona              5.08
                           New Jersey           3.59
                           Other               12.99
                           -------------------------
                           Total:             100.00%
                           -------------------------


15. Zip Code

                           Zip Code          Percent
                           92130                2.94%
                           95746                2.62
                           94566                1.87
                           85718                1.71
                           95014                1.60
                           Other               89.27
                           -------------------------
                           Total:             100.00%
                           -------------------------


16. Delinquency*

                           Delinquency*      Percent

                           0-29 days         100.00%
                           -------------------------
                           Total:            100.00%
                           -------------------------

* OTS method


17. Convertible

                           Convertible       Percent
                           N                 100.00%
                           -------------------------
                           Total:            100.00%
                           -------------------------


18. Buydown

                           Buydown           Percent
                           N                 100.00%
                           -------------------------
                           Total:            100.00%
                           -------------------------


19. Prepay Flag

                           Prepay Flag       Percent
                           N                 100.00%
                           -------------------------
                           Total:            100.00%
                           -------------------------


20. Original Term

                           Original Term     Percent
                           180               100.00%
                           -------------------------
                           Total:            100.00%
                           -------------------------

W.A.: 180.0 months
Lowest: 180 months
Highest: 180 months

21. Remaining Term

                            Remaining Term      Percent
                            169 - 174             9.34%
                            175 - 180            90.66
                            --------------------------
                            Total:              100.00%
                            --------------------------

W.A.: 177.1 months
Lowest: 173 months
Highest: 180 months

22. Loan Age

                             Loan Age        Percent
                             0                 0.55%
                             1 - 6            97.17
                             7 - 12            2.28
                             ----------------------
                             Total:          100.00%
                             ----------------------

W.A.: 2.9 months
Lowest: 0 months
Highest: 7 months


23. Original LTV

                               Original LTV     Percent
                               20.1 - 25.0       3.05%
                               25.1 - 30.0       1.16
                               30.1 - 35.0       6.11

                          35.1 - 40.0             4.42
                          40.1 - 45.0             4.83
                          45.1 - 50.0             9.89
                          50.1 - 55.0             6.64
                          55.1 - 60.0             4.94
                          60.1 - 65.0            19.60
                          65.1 - 70.0            11.36
                          70.1 - 75.0            15.57
                          75.1 - 80.0            12.44
                          ----------------------------
                          Total:                100.00%
                          ----------------------------

W.A.: 58.94%
Lowest: 20.38%
Highest: 80.00%

24. Current LTV

                        Current LTV              Percent
                        15.1 - 20.0                0.77%
                        20.1 - 25.0                2.28
                        25.1 - 30.0                2.56
                        30.1 - 35.0                4.71
                        35.1 - 40.0                4.42
                        40.1 - 45.0                4.83
                        45.1 - 50.0               10.41
                        50.1 - 55.0                6.80
                        55.1 - 60.0                6.18
                        60.1 - 65.0               18.95
                        65.1 - 70.0               12.70
                        70.1 - 75.0               15.22
                        75.1 - 80.0               10.18
                        -------------------------------
                        Total:                   100.00%
                        -------------------------------

W.A.: 58.26%
Lowest: 19.95%
Highest: 79.70%

25. Originator

                       Originator             Percent
                       LOANCITY                 95.61%
                       SIB                       4.39
                       ------------------------------
                       Total:                  100.00%
                       ------------------------------

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                   BAFC 2003-3
                                30 Yr Fixed Rate
                            Collateral Summary Report

                               Sep 23, 2003 20:57


1. General Pool Characteristics

Pool Size: $569,183,667.69
Loan Count: 1,248
Cutoff Date: 2003-09-01
Avg. Loan Balance: $456,076.66
Avg. Orig. Balance: $457,532.42
W.A. FICO*: 745
W.A. Orig. LTV: 67.78%
W.A. Cut-Off LTV: 67.57%
W.A. Gross Coupon: 5.6781%
W.A. Net Coupon: 5.3807%
W.A. Servicing Fee: 0.2500%
W.A. Orig.Term: 359 months
W.A. Rem. Term: 357 months
W.A. Age: 3 months
% over 80 LTV: 1.10%
% with PMI: 1.10%
W.A. MI Coverage: 25.72%
W.A. MI Adjusted LTV: 67.31%
% with Prepay Penalty: 0.00%
Max. Zipcode Conc.: 0.90%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.


2. Original Balance

                  Original Balance         Percent
                  300,001 - 350,000         6.65%
                  350,001 - 400,000        23.49
                  400,001 - 450,000        19.32
                  450,001 - 500,000        17.46

                          500,001 - 550,000            11.77
                          550,001 - 600,000             6.55
                          600,001 - 650,000             8.88
                          650,001 - 700,000             0.71
                          700,001 - 750,000             1.55
                          750,001 - 800,000             0.41
                          800,001 - 850,000             1.17
                          850,001 - 900,000             0.31
                          950,001 - 1,000,000           1.74
                          ----------------------------------
                          Total:                      100.00%
                          ----------------------------------

Average: $457,532.42
Lowest: $322,800.00
Highest: $1,000,000.00

3. Current Balance
                          Current Balance             Percent
                          300,001 - 350,000             6.96%
                          350,001 - 400,000            23.60
                          400,001 - 450,000            19.13
                          450,001 - 500,000            17.49
                          500,001 - 550,000            11.70
                          550,001 - 600,000             6.57
                          600,001 - 650,000             8.67
                          650,001 - 700,000             0.71
                          700,001 - 750,000             1.55
                          750,001 - 800,000             0.41
                          800,001 - 850,000             1.17
                          850,001 - 900,000             0.31
                          950,001 - 1,000,000           1.74
                          ----------------------------------
                          Total:                      100.00%
                          ----------------------------------

Average: $456,076.66
Lowest: $321,247.94
Highest: $998,930.94


4. Index

                                Index            Percent
                                FIX              100.00%
                                -----------------------
                                Total:           100.00%
                                -----------------------

5. Lien Position

                                Lien Position    Percent
                                1                100.00%
                                -----------------------
                                Total:           100.00%
                                -----------------------

6. Product Type

                                   Product Type     Percent
                                   30 YR FIXED       98.49%
                                   29 YR FIXED        0.93
                                   25 YR FIXED        0.28
                                   20 YR FIXED        0.21
                                   28 YR FIXED        0.10
                                   -----------------------
                                   Total:           100.00%
                                   -----------------------

7. Coupon

                                 Coupon            Percent
                                 4.750              0.08%

                         5.000       0.22
                         5.125       0.86
                         5.250       5.13
                         5.375      12.73
                         5.500      17.40
                         5.625      14.88
                         5.750      19.61
                         5.875      14.37
                         6.000       7.48
                         6.125       3.62
                         6.250       2.13
                         6.375       0.77
                         6.500       0.38
                         6.625       0.33
                        -----------------
                         Total:    100.00%
                        -----------------

W.A.: 5.678
Lowest: 4.750
Highest: 6.625

8. Credit Score

                      Credit Score     Percent
                       800 - 824         2.92%
                       775 - 799        24.76
                       750 - 774        24.95
                       725 - 749        19.05
                       700 - 724        13.08
                       675 - 699         9.14
                       650 - 674         4.29
                       625 - 649         1.63
                       600 - 624         0.17

                                ------------------
                                 Total:     100.00%
                                ------------------

W.A.: 745
Lowest: 620
Highest: 819

9. Loan Purpose

                           Loan Purpose           Percent
                           Refinance-Rate/Term     59.97%
                           Purchase                25.14
                           Refinance-Cashout       14.88
                          ------------------------------
                           Total:                 100.00%
                          ------------------------------

10. Property Type

                            Property Type     Percent
                            SFR                79.20%
                            PUD Detached       11.63
                            PUD                 5.43
                            Condo - Low         2.13
                            PUD Attached        1.16
                            Condo - High        0.28
                            2-Family            0.17
                           -------------------------
                            Total:            100.00%
                           -------------------------

11.  Documentation

                          Documentation       Percent
                          Full                 61.75%
                          Alternative          27.46

                              Limited       9.95
                              Stated        0.83
                             -------------------
                              Total:      100.00%
                             -------------------

12. Occupancy Status

                            Occupancy Status    Percent
                            Primary              97.81%
                            Secondary             2.19
                           ---------------------------
                            Total:              100.00%
                           ---------------------------

13. MI Provider

                           MI Provider    Percent
                           NONE            98.90%
                           PMIC             0.44
                           GEMIC            0.34
                           UGIC             0.19
                           RGIC             0.07
                           RMIC             0.06
                          ----------------------
                           Total:         100.00%
                          ----------------------

14. State

                         State         Percent
                         California     46.37%
                         Virginia        8.60
                         Maryland        5.34
                         Florida         4.84

                       Washington                 3.36
                       Other                     31.49
                       -------------------------------
                       Total:                   100.00%
                       -------------------------------

15. Zip Code

                       Zip Code                Percent
                       95120                      0.90%
                       92130                      0.78
                       20854                      0.65
                       20176                      0.57
                       94549                      0.57
                       Other                     96.53
                       -------------------------------
                       Total:                   100.00%
                       -------------------------------

16. Delinquency*

                       Delinquency*            Percent
                       0-29 days                100.00%
                       -------------------------------
                       Total:                   100.00%
                       -------------------------------

* OTS method

17. Convertible

                       Convertible             Percent
                       N                        100.00%
                       -------------------------------
                       Total:                   100.00%
                       -------------------------------


18. Buydown

                       Buydown                 Percent
                       N                        100.00%
                       -------------------------------
                       Total:                   100.00%
                       -------------------------------


19. Prepay Flag

                       Prepay Flag             Percent
                       N                        100.00%
                       -------------------------------
                       Total:                   100.00%
                       -------------------------------


20. Original Term

                       Original Term           Percent
                       240                        0.21%
                       300                        0.28
                       338                        0.10
                       344                        0.21
                       345                        0.09
                       346                        0.08
                       348                        0.15
                       349                        0.20
                       350                        0.14
                       351                        0.06
                       360                       98.49
                       -------------------------------
                       Total:                   100.00%
                       -------------------------------

W.A.: 359.4 months
Lowest: 240 months
Highest: 360 months

21. Remaining Term

                       Remaining Term          Percent
                       235 - 240                  0.21%
                       295 - 300                  0.28
                       331 - 336                  0.10
                       337 - 342                  0.38
                       343 - 348                  0.55
                       349 - 354                  3.84
                       355 - 360                 94.65
                       -------------------------------
                       Total:                   100.00%
                       -------------------------------

W.A.: 356.8 months
Lowest: 237 months
Highest: 360 months


22. Loan Age

                       Loan Age                Percent
                       0                          0.89%
                       1 - 6                     96.11
                       7 - 12                     3.00
                       -------------------------------
                       Total:                   100.00%
                       -------------------------------

W.A.: 2.6 months
Lowest: 0 months
Highest: 10 months


23. Original LTV

                       Original LTV            Percent
                       15.1 - 20.0                0.23%
                       20.1 - 25.0                0.24

                       25.1 - 30.0                0.47
                       30.1 - 35.0                1.31
                       35.1 - 40.0                2.14
                       40.1 - 45.0                2.98
                       45.1 - 50.0                3.79
                       50.1 - 55.0                4.54
                       55.1 - 60.0                8.18
                       60.1 - 65.0                9.07
                       65.1 - 70.0               15.57
                       70.1 - 75.0               16.62
                       75.1 - 80.0               33.76
                       80.1 - 85.0                0.07
                       85.1 - 90.0                0.71
                       90.1 - 95.0                0.33
                       -------------------------------
                       Total:                   100.00%
                       -------------------------------

W.A.: 67.78%
Lowest: 16.67%
Highest: 95.00%


24. Current LTV

                       Current LTV             Percent
                       15.1 - 20.0                0.23%
                       20.1 - 25.0                0.24
                       25.1 - 30.0                0.47
                       30.1 - 35.0                1.50
                       35.1 - 40.0                2.11
                       40.1 - 45.0                2.90
                       45.1 - 50.0                3.72
                       50.1 - 55.0                5.00
                       55.1 - 60.0                7.93

                       60.1 - 65.0                9.25
                       65.1 - 70.0               15.50
                       70.1 - 75.0               16.65
                       75.1 - 80.0               33.41
                       80.1 - 85.0                0.07
                       85.1 - 90.0                0.71
                       90.1 - 95.0                0.33
                       -------------------------------
                       Total:                   100.00%
                       -------------------------------

W.A.: 67.57%
Lowest: 16.63%
Highest: 94.81%


25. Originator

                       Originator              Percent
                       LOANCITY                  16.94%
                       SIB                        0.54
                       SUNTRUST                  73.58
                       WACHOVIA                   8.94
                       -------------------------------
                       Total:                   100.00%
                       -------------------------------


Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                   BAFC 2003-3
                              15 & 30 Yr Fixed Rate

                                  1,392 records
                              Balance: 636,505,959
                               Sep 23, 2003 21:02

     1. Product Type

                                        Percent
                  Number    Aggregate   of Loans   Average                              W.A.      W.A.
                    of       Current       by     Original    W.A.    W.A.    W.A.    Original Remaining   W.A.
                 Mortgage   Principal   Principal Principal  Gross    FICO  Original  Term to   Term to    Loan
Product Type       Loans     Balance     Balance   Balance  Coupon   Score    LTV     Maturity  Maturity   Age
---------------------------------------------------------------------------------------------------------------
30 YR FIXED        1,228  $560,564,386    88.07%  $457,925   5.674%    745   67.81%       360       357      3
15 YR FIXED          144    67,322,291     10.58   473,378   5.186     751   58.94        180       177      3
29 YR FIXED           12     5,295,084      0.83   443,529   5.960     754   70.49        347       344      4
25 YR FIXED            4     1,591,967      0.25   399,963   5.843     732   53.47        300       297      3
20 YR FIXED            3     1,177,231      0.18   395,450   6.040     675   57.37        240       237      3
28 YR FIXED            1       554,998      0.09   559,421   6.125     702   78.57        338       331      7
                  ---------------------------------------------------------------------------------------------
Total:             1,392  $636,505,959   100.00%  $459,172   5.626%    745   66.85%       340       338      3
                  ---------------------------------------------------------------------------------------------

     2. Original Balance

                                              Percent
                        Number   Aggregate    of Loans     Average                              W.A.       W.A.
                          of      Current        by       Original    W.A.    W.A.    W.A.    Original   Remaining   W.A.
                       Mortgage  Principal    Principal   Principal  Gross    FICO  Original   Term to    Term to    Loan
Original Balance        Loans     Balance      Balance     Balance   Coupon  Score    LTV     Maturity   Maturity    Age
--------------------------------------------------------------------------------------------------------------------------
300,001 - 350,000         124   $ 42,254,162      6.64%   $342,384   5.662%   745    67.49%     341          338       3
350,001 - 400,000         384    144,188,180     22.65     376,985   5.678    746    68.42      346          343       3
400,001 - 450,000         293    124,681,891     19.59     427,321   5.600    744    66.50      338          335       3
450,001 - 500,000         236    112,091,898     17.61     477,129   5.617    750    68.01      339          337       3
500,001 - 550,000         142     74,233,844     11.66     524,953   5.588    740    65.45      342          340       3
550,001 - 600,000          75     42,980,365      6.75     575,511   5.621    740    66.05      336          333       3
600,001 - 650,000          88     55,624,358      8.74     634,479   5.608    746    67.58      343          341       3
650,001 - 700,000          10      6,776,860      1.06     682,030   5.424    760    58.87      288          286       2
700,001 - 750,000          12      8,826,500      1.39     736,775   5.635    751    67.78      360          358       2
750,001 - 800,000           4      3,076,195      0.48     773,750   5.630    719    54.20      316          314       3

800,001 - 850,000          9       7,485,368     1.18      834,000    5.567     751     55.25         340         338       2
850,001 - 900,000          3       2,580,032     0.41      864,000    5.671     746     61.48         301         300       1
900,001 - 950,000          2       1,816,008     0.29      914,500    5.250     730     69.20         180         179       1
950,001 - 1,000,000       10       9,890,297     1.55      991,700    5.789     741     60.47         360         357       3
--------------------------------------------------------------------------------------------------------------------------------
Total:                 1,392    $636,505,959   100.00%    $459,172    5.626%    745     66.85%        340         338       3
--------------------------------------------------------------------------------------------------------------------------------

        Average: $459,171.66
        Lowest: $322,800.00
        Highest: $1,000,000.00

        3. Current Balance

                                               Percent
                       Number     Aggregate    of Loans    Average                                   W.A.        W.A.
                         of        Current       by       Original     W.A.    W.A.      W.A.      Original   Remaining   W.A.
                      Mortgage    Principal   Principal   Principal   Gross    FICO    Original    Term to     Term to    Loan
Current Balance        Loans       Balance     Balance     Balance    Coupon   Score     LTV       Maturity    Maturity    Age
--------------------------------------------------------------------------------------------------------------------------------
300,001 - 350,000        129     $44,002,095     6.91%    $342,737    5.666%    745     67.71%        342         339       3
350,001 - 400,000        387     145,627,578    22.88      377,832    5.676     746     68.27         345         342       3
400,001 - 450,000        291     124,162,176    19.51      428,628    5.596     745     66.33         337         335       3
450,001 - 500,000        235     111,919,065    17.58      478,202    5.619     750     68.02         340         337       3
500,001 - 550,000        142      74,478,708    11.70      526,713    5.585     741     65.95         341         338       3
550,001 - 600,000         72      41,438,487     6.51      577,831    5.654     739     66.00         342         339       3
600,001 - 650,000         86      54,426,590     8.55      635,199    5.594     746     67.47         343         341       2
650,001 - 700,000         10       6,776,860     1.06      682,030    5.424     760     58.87         288         286       2
700,001 - 750,000         13       9,572,599     1.50      738,562    5.614     752     67.43         346         344       2
750,001 - 800,000          3       2,330,095     0.37      778,333    5.712     707     51.28         360         358       2
800,001 - 850,000         10       8,329,172     1.31      836,000    5.535     752     56.04         323         321       2
850,001 - 900,000          3       2,634,582     0.41      881,000    5.662     749     65.52         299         297       1
900,001 - 950,000          1         917,654     0.14      924,000    5.250     693     63.72         180         179       1
950,001 - 1,000,000       10       9,890,297     1.55      991,700    5.789     741     60.47         360         357       3
--------------------------------------------------------------------------------------------------------------------------------
Total:                 1,392    $636,505,959   100.00%    $459,172    5.626%    745     66.85%        340         338       3
--------------------------------------------------------------------------------------------------------------------------------

        Average: $457,260.03
        Lowest: $321,247.94
        Highest: $998,930.94

        4. Lien Position


                                     Percent
            Number     Aggregate    of Loans     Average                             W.A.        W.A.
              of        Current        by       Original     W.A.    W.A.    W.A.   Original  Remaining   W.A.
Lien       Mortgage    Principal    Principal   Principal   Gross    FICO  Original  Term to    Term to   Loan
Position     Loans      Balance      Balance     Balance    Coupon   Score    LTV    Maturity   Maturity   Age
------------------------------------------------------------------------------------------------------------------
1           1,392    $636,505,959    100.00%    $459,172    5.626%    745    66.85%     340       338        3
------------------------------------------------------------------------------------------------------------------
Total:      1,392    $636,505,959    100.00%    $459,172    5.626%    745    66.85%     340       338        3
------------------------------------------------------------------------------------------------------------------

      5. Coupon

                                Percent
         Number     Aggregate   of Loans   Average                             W.A.       W.A.
           of        Current       by     Original     W.A.    W.A.     W.A.   Original   Remaining   W.A.
        Mortgage    Principal   Principal Principal   Gross    FICO  Original  Term to    Term to    Loan
Coupon    Loans      Balance     Balance   Balance    Coupon   Score    LTV    Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------
4.625         2  $  1,153,530      0.18%   $579,000    4.625%   749    71.99%      180       179       1
4.750         8     3,541,840      0.56     445,913    4.750    768    65.86       202       200       2
4.875        15     6,919,219      1.09     465,220    4.875    739    53.96       180       178       2
5.000        25    11,314,774      1.78     455,184    5.000    756    63.80       200       199       2
5.125        30    14,756,041      2.32     495,035    5.125    748    63.65       240       238       2
5.250        94    44,376,449      6.97     475,017    5.250    747    64.67       298       296       2
5.375       179    83,358,734     13.10     467,575    5.375    743    66.02       336       334       2
5.500       231   106,309,374     16.70     461,880    5.500    751    65.36       348       346       2
5.625       192    87,133,712     13.69     455,424    5.625    751    67.91       355       352       2
5.750       247   112,089,903     17.61     455,298    5.750    744    68.16       359       356       3
5.875       183    81,803,728     12.85     448,798    5.875    742    68.59       359       356       3
6.000        95    42,597,843      6.69     450,442    6.000    735    66.91       360       356       4
6.125        45    20,591,335      3.24     459,672    6.125    736    69.90       353       349       4
6.250        29    12,149,315      1.91     421,172    6.250    735    68.86       360       356       4
6.375         8     4,391,024      0.69     552,438    6.375    753    67.08       360       353       7
6.500         5     2,160,856      0.34     434,999    6.500    733    76.41       357       351       7
6.625         4     1,858,280      0.29     468,750    6.625    735    65.87       360       351       9
----------------------------------------------------------------------------------------------------------
Total:    1,392  $636,505,959    100.00%   $459,172    5.626%   745    66.85%      340       338       3
----------------------------------------------------------------------------------------------------------

      W.A.: 5.626
      Lowest: 4.625
      Highest: 6.625

6. Credit Score

                                      Percent
               Number    Aggregate   of Loans    Average                                 W.A.       W.A.
                 of       Current       by       Original    W.A.    W.A.     W.A.     Original  Remaining   W.A.
Credit        Mortgage   Principal   Principal  Principal   Gross    FICO   Original   Term to    Term to    Loan
Score          Loans      Balance     Balance    Balance    Coupon   Score    LTV      Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------
800 - 824        41   $ 18,154,947      2.85%   $444,357     5.645%   806     65.04%      344        342      3
775 - 799       347    158,746,161     24.94     459,520     5.594    785     63.97       339        337      3
750 - 774       365    165,606,166     26.02     455,902     5.601    762     66.19       334        332      3
725 - 749       256    118,111,499     18.56     463,107     5.654    738     68.79       345        343      3
700 - 724       181     83,239,296     13.08     461,571     5.637    712     67.71       340        338      3
675 - 699       124     56,675,551      8.90     458,810     5.668    689     69.75       344        342      3
650 - 674        54     25,319,277      3.98     470,566     5.697    666     70.41       352        349      3
625 - 649        22      9,671,077      1.52     441,125     5.671    639     70.29       348        345      3
600 - 624         2        981,985      0.15     491,500     5.811    620     75.11       360        359      1
-----------------------------------------------------------------------------------------------------------------
Total:        1,392   $636,505,959    100.00%   $459,172     5.626%   745     66.85%      340        338      3
-----------------------------------------------------------------------------------------------------------------

     W.A.: 745
     Lowest: 620
     Highest: 819

7. Index

                                   Percent
           Number    Aggregate    of Loans   Average                                W.A.       W.A.
            of       Current         by     Original    W.A.     W.A.    W.A.    Original   Remaining   W.A.
          Mortgage   Principal   Principal  Principal  Gross     FICO  Original   Term to    Term to    Loan
Index      Loans      Balance     Balance    Balance   Coupon    Score   LTV     Maturity    Maturity    Age
-----------------------------------------------------------------------------------------------------------------
FIX        1,392    $636,505,959    100.00%  $459,172   5.626%    745    66.85%     340         338      3
-----------------------------------------------------------------------------------------------------------------
Total:     1,392    $636,505,959    100.00%  $459,172   5.626%    745    66.85%     340         338      3
-----------------------------------------------------------------------------------------------------------------

8. Loan Purpose

                                                 Percent
                         Number    Aggregate    of Loans   Average                                W.A.       W.A.
                          of       Current         by     Original    W.A.    W.A.    W.A.    Original   Remaining   W.A.
                        Mortgage   Principal   Principal  Principal  Gross    FICO  Original   Term to    Term to    Loan
Index                    Loans      Balance     Balance    Balance   Coupon   Score   LTV     Maturity    Maturity    Age
-------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term       851     $389,737,163   61.23%    $459,955  5.612%     746   64.21%      337        335     3

Purchase                 321  146,609,355    23.03   458,312   5.659   745    75.83      355        353     3
Refinance-Cashout        220  100,159,441    15.74   457,396   5.633   742    63.94      331        329     3
-------------------------------------------------------------------------------------------------------------
Total:                 1,392 $636,505,959   100.00% $459,172   5.626%  745    66.85%     340        338     3
--------------------------------------------------------------------------------------------------------------


     9. Property Type

                                            Percent
                    Number      Aggregate   of Loans    Average                            W.A.       W.A.
                      of         Current       by      Original    W.A.    W.A.    W.A.   Original Remaining   W.A.
Property           Mortgage     Principal   Principal  Principal  Gross   FICO  Original Term to    Term to    Loan
 Type               Loans        Balance     Balance   Balance   Coupon  Score    LTV    Maturity  Maturity     Age
-------------------------------------------------------------------------------------------------------------------
SFR                   1,090   $499,844,318     78.53%  $460,505   5.629%   746    66.22%     342        339      3
PUD Detached            148     66,223,646     10.40    449,055   5.725    743    69.80      359        356      3
PUD                     105     48,254,158      7.58    461,785   5.434    743    66.91      295        293      2
Condo - Low              29     13,039,961      2.05    451,609   5.715    755    71.92      347        344      3
PUD Attached             15      6,579,970      1.03    440,020   5.579    758    73.36      360        357      3
Condo - High              3      1,586,654      0.25    530,667   5.905    740    62.37      360        357      3
2-Family                  2        977,253      0.15    490,150   5.815    730    79.57      360        357      3
-------------------------------------------------------------------------------------------------------------------
Total:                1,392   $636,505,959    100.00%  $459,172   5.626%   745    66.85%     340        338      3
-------------------------------------------------------------------------------------------------------------------

     10. Occupancy Status

                                             Percent
                     Number      Aggregate   of Loans    Average                               W.A.       W.A.
                      of         Current        by      Original   W.A.    W.A.     W.A.     Original  Remaining   W.A.
Occupancy           Mortgage     Principal   Principal Principal  Gross    FICO   Original   Term to    Term to    Loan
Status               Loans        Balance     Balance   Balance   Coupon  Score     LTV      Maturity   Maturity   Age
-----------------------------------------------------------------------------------------------------------------------
Primary               1,360   $621,259,276    97.60%   $458,710   5.626%    745    66.69%       341        338      3
Secondary                32     15,246,683     2.40     478,786   5.646     742    73.17        327        324      3
-----------------------------------------------------------------------------------------------------------------------
Total:                1,392   $636,505,959   100.00%   $459,172   5.626%    745    66.85%       340        338      3
-----------------------------------------------------------------------------------------------------------------------

     11. Documentation

                                        Percent
                 Number    Aggregate   of Loans   Average                            W.A.      W.A.
                   of       Current       by      Original   W.A.   W.A.    W.A.   Original Remaining   W.A.
                Mortgage   Principal   Principal Principal  Gross   FICO  Original Term to   Term to    Loan
Documentation     Loans     Balance     Balance  Balance   Coupon  Score    LTV    Maturity  Maturity   Age
------------------------------------------------------------------------------------------------------------

Full            774   $354,007,280     55.62%  $459,067   5.703%   743   68.10%     358        355      3
Alternative     482    219,726,009     34.52    458,213   5.489    747   64.76      308        306      2
Limited         126     57,594,274      9.05    458,736   5.679    752   68.15      357        354      3
Stated           10      5,178,396      0.81    518,950   5.612    736   55.71      345        343      2
----------------------------------------------------------------------------------------------------------
Total:        1,392   $636,505,959    100.00%  $459,172   5.626%   745   66.85%     340        338      3
----------------------------------------------------------------------------------------------------------

     12. State

                                        Percent
                 Number    Aggregate    of Loans  Average                             W.A.       W.A.
                   of       Current        by     Original   W.A.    W.A.    W.A.   Original  Remaining   W.A.
                Mortgage   Principal   Principal Principal  Gross    FICO  Original  Term to   Term to    Loan
State            Loans      Balance     Balance   Balance   Coupon  Score    LTV    Maturity   Maturity   Age
--------------------------------------------------------------------------------------------------------------
California          668  $308,082,981    48.40%  $463,218   5.587%    750   64.85%       334        331      3
Virginia            114    49,950,166     7.85    439,782   5.704     748   68.96        356        353      3
Maryland             69    32,481,106     5.10    472,696   5.665     737   68.22        349        346      3
Florida              61    27,865,430     4.38    459,055   5.912     751   69.07        355        351      4
Washington           52    22,996,784     3.61    444,338   5.546     756   68.35        330        327      2
Other               428   195,129,490    30.66    457,660   5.630     738   68.74        345        343      3
--------------------------------------------------------------------------------------------------------------
Total:            1,392  $636,505,959   100.00%  $459,172   5.626%    745   66.85%       340        338      3
--------------------------------------------------------------------------------------------------------------

     13. Original LTV

                                      Percent
               Number    Aggregate    of Loans   Average                             W.A.       W.A.
                 of       Current       by       Original    W.A.    W.A.    W.A.   Original   Remaining   W.A.
Original      Mortgage   Principal   Principal  Principal   Gross    FICO  Original  Term to    Term to    Loan
LTV            Loans      Balance     Balance    Balance    Coupon  Score    LTV    Maturity   Maturity    Age
---------------------------------------------------------------------------------------------------------------
15.1 - 20.0        3    $ 1,299,350      0.20%  $434,833    5.782%    756    17.27%    360         356       4
20.1 - 25.0        7      3,393,728      0.53    493,571    5.503     746    23.15     251         248       3
25.1 - 30.0        8      3,469,235      0.55    437,744    5.598     755    28.05     320         316       4
30.1 - 35.0       25     11,598,422      1.82    467,696    5.461     751    32.76     296         294       2
35.1 - 40.0       33     15,171,801      2.38    462,852    5.616     768    37.41     323         320       3
40.1 - 45.0       42     20,183,585      3.17    483,296    5.543     757    43.15     328         325       2
45.1 - 50.0       60     28,222,199      4.43    472,741    5.575     753    47.82     318         315       3
50.1 - 55.0       65     30,322,434      4.76    468,758    5.615     752    53.06     332         329       3
55.1 - 60.0      107     49,883,637      7.84    468,065    5.614     753    57.44     347         345       3

60.1 - 65.0      137     64,825,319      10.18    475,585    5.585   749      62.62      323        320        3
65.1 - 70.0      210     96,269,324      15.12    460,037    5.609   743      67.89      345        343        3
70.1 - 75.0      229    105,060,791      16.51    460,577    5.653   741      73.19      342        339        3
75.1 - 80.0      450    200,523,277      31.50    447,080    5.657   741      79.06      352        349        3
80.1 - 85.0        1        373,120       0.06    374,000    5.125   775      85.00      360        358        2
85.1 - 90.0       10      4,033,067       0.63    404,650    5.933   717      89.37      360        357        3
90.1 - 95.0        5      1,876,670       0.29    376,490    5.948   722      94.69      360        357        3
------------------------------------------------------------------------------------------------------------------
Total:         1,392   $636,505,959     100.00%  $459,172    5.626%  745      66.85%     340        338        3
------------------------------------------------------------------------------------------------------------------

        W.A.: 66.85%
        Lowest: 16.67%
        Highest: 95.00%

        14. Current LTV

                                      Percent
               Number    Aggregate    of Loans    Average                               W.A.       W.A.
                 of       Current        by      Original    W.A.    W.A.     W.A.    Original   Remaining   W.A.
Current       Mortgage   Principal    Principal  Principal  Gross   FICO    Original   Term to    Term to    Loan
LTV            Loans      Balance      Balance    Balance   Coupon  Score     LTV     Maturity   Maturity    Age
------------------------------------------------------------------------------------------------------------------
15.1 - 20.0        4     $1,817,928       0.29%  $458,625    5.737%  738      18.16%     309        304        4
20.1 - 25.0        6      2,875,149       0.45    487,500    5.481   755      23.65      264        261        3
25.1 - 30.0       10      4,413,822       0.69    446,995    5.537   754      28.52      290        286        4
30.1 - 35.0       25     11,683,284       1.84    470,696    5.526   753      33.17      311        309        3
35.1 - 40.0       33     14,969,337       2.35    457,068    5.585   766      37.77      320        317        3
40.1 - 45.0       41     19,772,028       3.11    484,454    5.544   757      43.28      329        327        2
45.1 - 50.0       60     28,158,932       4.42    471,802    5.572   754      47.89      315        313        3
50.1 - 55.0       70     33,056,238       5.19    474,706    5.638   751      53.29      333        330        3
55.1 - 60.0      107     49,289,471       7.74    462,430    5.589   754      57.72      344        342        3
60.1 - 65.0      138     65,412,594      10.28    476,412    5.598   747      62.84      325        322        3
65.1 - 70.0      211     96,791,637      15.21    460,371    5.600   743      68.07      344        341        3
70.1 - 75.0      229    104,989,139      16.49    460,292    5.656   742      73.35      342        340        3
75.1 - 80.0      442    196,993,541      30.95    447,090    5.659   741      79.13      353        351        3
80.1 - 85.0        1        373,120       0.06    374,000    5.125   775      85.00      360        358        2
85.1 - 90.0       10      4,033,067       0.63    404,650    5.933   717      89.37      360        357        3
90.1 - 95.0        5      1,876,670       0.29    376,490    5.948   722      94.69      360        357        3
------------------------------------------------------------------------------------------------------------------
Total:         1,392   $636,505,959     100.00%  $459,172    5.626%  745      66.85%     340        338        3
------------------------------------------------------------------------------------------------------------------

        W.A.: 66.59%
        Lowest: 16.63%
        Highest: 94.81%

        15. Delinquency*

                                      Percent
               Number    Aggregate    of Loans    Average                               W.A.       W.A.
                 of       Current        by      Original    W.A.   W.A.      W.A.    Original  Remaining   W.A.
              Mortgage   Principal    Principal  Principal  Gross   FICO    Original  Term to    Term to    Loan
Delinquency*   Loans      Balance      Balance    Balance   Coupon  Score     LTV     Maturity  Maturity     Age
------------------------------------------------------------------------------------------------------------------
0-29 days      1,392   $636,505,959     100.00%  $459,172    5.626%  745      66.85%     340        338        3
Total:         1,392   $636,505,959     100.00%  $459,172    5.626%  745      66.85%     340        338        3
------------------------------------------------------------------------------------------------------------------

        * OTS method

        16. Original Term

                                      Percent
               Number    Aggregate    of Loans    Average                               W.A.       W.A.
                 of       Current        by      Original    W.A.   W.A.      W.A.    Original  Remaining   W.A.
Original      Mortgage   Principal    Principal  Principal  Gross   FICO    Original  Term to    Term to    Loan
Term           Loans      Balance      Balance    Balance   Coupon  Score     LTV     Maturity  Maturity    Age
------------------------------------------------------------------------------------------------------------------
180              144    $67,322,291      10.58%  $473,378    5.186%  751      58.94%     180        177       3
240                3      1,177,231       0.18    395,450    6.040   675      57.37      240        237       3
300                4      1,591,967       0.25    399,963    5.843   732      53.47      300        297       3
338                1        554,998       0.09    559,421    6.125   702      78.57      338        331       7
344                2      1,189,298       0.19    600,000    6.010   777      58.13      344        340       4
345                1        532,597       0.08    535,000    5.875   784      79.33      345        341       4
346                1        445,875       0.07    449,496    6.500   708      75.91      346        338       8
348                2        863,725       0.14    433,615    6.050   748      79.87      348        344       4
349                3      1,129,555       0.18    377,667    5.701   750      64.31      349        346       3
350                2        812,534       0.13    407,412    5.846   755      77.00      350        347       3
351                1        321,499       0.05    322,800    6.125   713      74.21      351        348       3
360            1,228    560,564,386      88.07    457,925    5.674   745      67.81      360        357       3
------------------------------------------------------------------------------------------------------------------
Total:         1,392   $636,505,959     100.00%  $459,172    5.626%  745      66.85%     340        338       3
------------------------------------------------------------------------------------------------------------------

        W.A.: 340.5 months
        Lowest: 180 months
        Highest: 360 months

17. Remaining Term

                                     Percent
              Number    Aggregate   of Loans    Average                             W.A.       W.A.
                of       Current       by      Original    W.A.    W.A.    W.A.   Original  Remaining   W.A.
Remaining    Mortgage   Principal   Principal  Principal  Gross    FICO  Original  Term to   Term to   Loan
Term           Loans     Balance     Balance    Balance   Coupon  Score    LTV    Maturity   Maturity   Age
------------------------------------------------------------------------------------------------------------
169 - 174        15  $  6,288,849      0.99%  $430,400    5.433%   743    51.17%    180        174      6
175 - 180       129    61,033,443      9.59    478,376    5.161    752    59.74     180        177      3
235 - 240         3     1,177,231      0.18    395,450    6.040    675    57.37     240        237      3
295 - 300         4     1,591,967      0.25    399,963    5.843    732    53.47     300        297      3
331 - 336         1       554,998      0.09    559,421    6.125    702    78.57     338        331      7
337 - 342         4     2,167,771      0.34    546,124    6.078    765    66.99     345        340      5
343 - 348         8     3,127,314      0.49    392,232    5.879    747    72.92     349        346      3
349 - 354        50    21,844,292      3.43    440,453    6.157    738    63.79     360        353      7
355 - 360     1,178   538,720,094     84.64    458,667    5.654    745    67.97     360        358      2
-----------------------------------------------------------------------------------------------------------
Total:        1,392  $636,505,959    100.00%  $459,172    5.626%   745    66.85%    340        338      3
-----------------------------------------------------------------------------------------------------------

W.A.: 337.8 months
Lowest: 173 months
Highest: 360 months


18. Loan Age

                                 Percent
          Number    Aggregate    of Loans   Average                               W.A.       W.A.
            of       Current        by      Original    W.A.    W.A.     W.A.    Original   Remaining   W.A.
Loan     Mortgage   Principal   Principal  Principal   Gross    FICO   Original  Term to     Term to   Loan
Age       Loans      Balance     Balance    Balance   Coupon   Score    LTV     Maturity   Maturity     Age
------------------------------------------------------------------------------------------------------------
0            12   $  5,418,350      0.85%  $451,529   5.532%    752    65.99%     348         348        0
1 - 6     1,337    612,477,138     96.22    459,941   5.611     746    66.89      340         338        3
7 - 12       43     18,610,471      2.92    437,371   6.153     741    65.77      344         337        8
------------------------------------------------------------------------------------------------------------
Total:    1,392   $636,505,959    100.00%  $459,172   5.626%    745    66.85%     340         338        3
------------------------------------------------------------------------------------------------------------

W.A.: 2.7 months
Lowest: 0 months
Highest: 10 months


Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                   BAFC 2003-3
                              15 & 30 Yr Fixed Rate
                            Collateral Summary Report

                               Sep 23, 2003 20:55


1. General Pool Characteristics

Pool Size: $636,505,959.03
Loan Count: 1,392
Cutoff Date: 2003-09-01
Avg. Loan Balance: $457,260.03
Avg. Orig. Balance: $459,171.66
W.A. FICO*: 745
W.A. Orig. LTV: 66.85%
W.A. Cut-Off LTV: 66.59%
W.A. Gross Coupon: 5.6261%
W.A. Net Coupon: 5.3281%
W.A. Servicing Fee: 0.2500%
W.A. Orig. Term: 340 months
W.A. Rem. Term: 338 months
W.A. Age: 3 months
% over 80 LTV:0.99%
% with PMI: 0.99%
W.A. MI Coverage: 25.72%
W.A. MI Adjusted LTV: 66.35%
% with Prepay Penalty: 0.00%
Max. Zipcode Conc.: 1.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

2. Original Balance

                      Original Balance       Percent
                      300,001 - 350,000        6.64%
                      350,001 - 400,000       22.65
                      400,001 - 450,000       19.59
                      450,001 - 500,000       17.61

                       500,001 - 550,000         11.66
                       550,001 - 600,000          6.75
                       600,001 - 650,000          8.74
                       650,001 - 700,000          1.06
                       700,001 - 750,000          1.39
                       750,001 - 800,000          0.48
                       800,001 - 850,000          1.18
                       850,001 - 900,000          0.41
                       900,001 - 950,000          0.29
                       950,001 - 1,000,000        1.55
                       -------------------------------
                       Total:                   100.00%
                       -------------------------------

Average: $459,171.66
Lowest: $322,800.00
Highest: $1,000,000.00

3. Current Balance

                         Current Balance          Percent
                        300,001 - 350,000           6.91%
                        350,001 - 400,000          22.88
                        400,001 - 450,000          19.51
                        450,001 - 500,000          17.58
                        500,001 - 550,000          11.70
                        550,001 - 600,000           6.51
                        600,001 - 650,000           8.55
                        650,001 - 700,000           1.06
                        700,001 - 750,000           1.50
                        750,001 - 800,000           0.37
                        800,001 - 850,000           1.31
                        850,001 - 900,000           0.41
                        900,001 - 950,000           0.14

                       950,001 - 1,000,000            1.55
                       -----------------------------------
                       Total:                       100.00%
                       -----------------------------------

Average: $457,260.03
Lowest: $321,247.94
Highest: $998,930.94

4. Index

                               Index      Percent
                               FIX        100.00%
                               -----------------
                               Total:     100.00%
                               -----------------

5. Lien Position

                               Lien Position      Percent
                                1                 100.00%
                                ------------------------
                                Total:            100.00%
                                ------------------------


6. Product Type

                              Product Type     Percent
                              30 YR FIXED        88.07%
                              15 YR FIXED        10.58
                              29 YR FIXED         0.83
                              25 YR FIXED         0.25
                              20 YR FIXED         0.18
                              28 YR FIXED         0.09
                              ------------------------
                              Total:            100.00%
                              ------------------------

7. Coupon
                           Coupon         Percent
                           4.625            0.18%
                           4.750            0.56
                           4.875            1.09
                           5.000            1.78
                           5.125            2.32
                           5.250            6.97
                           5.375           13.10
                           5.500           16.70
                           5.625           13.69
                           5.750           17.61
                           5.875           12.85
                           6.000            6.69
                           6.125            3.24
                           6.250            1.91
                           6.375            0.69
                           6.500            0.34
                           6.625            0.29
                           ---------------------
                           Total:         100.00%
                           ---------------------

W.A.: 5.626
Lowest: 4.625
Highest: 6.625

8. Credit Score

                           Credit Score   Percent
                            800 - 824       2.85%
                            775 - 799      24.94
                            750 - 774      26.02

                            725 - 749 18.56
                            700 - 724 13.08
                            675 - 699  8.90
                            650 - 674  3.98
                            625 - 649  1.52
                            600 - 624  0.15
                            ---------------
                            Total:   100.00%
                            ---------------

W.A.: 745
Lowest: 620
Highest: 819

9. Loan Purpose

                            Loan Purpose        Percent
                            Refinance-Rate/Term   61.23%
                            Purchase              23.03
                            Refinance-Cashout     15.74
                            ---------------------------
                            Total:               100.00%
                            ---------------------------

10. Property Type

                            Property Type       Percent
                            SFR                  78.53%
                            PUD Detached          10.40
                            PUD                    7.58
                            Condo - Low            2.05
                            PUD Attached           1.03
                            Condo - High           0.25

                              2-Family           0.15
                             ------------------------
                              Total:           100.00%
                             ------------------------

11. Documentation

                              Documentation     Percent
                              Full              55.62%
                              Alternative       34.52
                              Limited            9.05
                              Stated             0.81
                             ------------------------
                              Total:           100.00%
                             ------------------------


12. Occupancy Status

                              Occupancy Status  Percent
                              Primary           97.60%
                              Secondary          2.40
                             ------------------------
                              Total:           100.00%
                             ------------------------

13. MI Provider

                              MI Provider       Percent
                              NONE              99.01%
                              PMIC               0.39
                              GEMIC              0.31
                              UGIC               0.17
                              RGIC               0.06
                              RMIC               0.06
                             ------------------------
                              Total:           100.00%
                             ------------------------

14. State

                         State         Percent
                         California     48.40%
                         Virginia        7.85
                         Maryland        5.10
                         Florida         4.38
                         Washington      3.61
                         Other          30.66
                         --------------------
                         Total:        100.00%
                         --------------------

15. Zip Code

                         Zip Code      Percent
                         92130           1.00%
                         95120           0.86
                         20854           0.73
                         90275           0.62
                         95746           0.61
                         Other          96.18
                         --------------------
                         Total:        100.00%
                         --------------------

16. Delinquency*

                         Delinquency*  Percent
                         0-29 days     100.00%
                         --------------------
                         Total:        100.00%
                         --------------------

* OTS method

17. Convertible

                           Convertible     Percent
                           N               100.00%
                           ----------------------
                           Total:          100.00%
                           ----------------------

18. Buydown

                           Buydown         Percent
                           N               100.00%
                           ----------------------
                           Total:          100.00%
                           ----------------------

19. Prepay Flag

                           Prepay Flag     Percent
                           N               100.00%
                           ----------------------
                           Total:          100.00%
                           ----------------------

20. Original Term
                           Original Term   Percent
                           180              10.58%
                           240               0.18
                           300               0.25
                           338               0.09
                           344               0.19
                           345               0.08
                           346               0.07
                           348               0.14
                           349               0.18

                                 350      0.13
                                 351      0.05
                                 360     88.07
                                 -------------
                                 Total: 100.00%
                                 -------------

W.A.: 340.5 months
Lowest: 180 months
Highest: 360 months

21. Remaining Term

                             Remaining Term     Percent
                             169 - 174           0.99%
                             175 - 180           9.59
                             235 - 240           0.18
                             295 - 300           0.25
                             331 - 336           0.09
                             337 - 342           0.34
                             343 - 348           0.49
                             349 - 354           3.43
                             355 - 360          84.64
                             ------------------------
                             Total:            100.00%
                             ------------------------

W.A.: 337.8 months
Lowest: 173 months
Highest: 360 months

22. Loan Age
                             Loan Age       Percent
                             0                0.85%
                             1 - 6           96.22
                             7 - 12           2.92

                         ----------------------
                         Total:          100.00%
                         ----------------------

W.A.: 2.7 months
Lowest: 0 months
Highest: 10 months

23. Original LTV
                        Original LTV              Percent
                        15.1 - 20.0                 0.20%
                        20.1 - 25.0                 0.53
                        25.1 - 30.0                 0.55
                        30.1 - 35.0                 1.82
                        35.1 - 40.0                 2.38
                        40.1 - 45.0                 3.17
                        45.1 - 50.0                 4.43
                        50.1 - 55.0                 4.76
                        55.1 - 60.0                 7.84
                        60.1 - 65.0                10.18
                        65.1 - 70.0                15.12
                        70.1 - 75.0                16.51
                        75.1 - 80.0                31.50
                        80.1 - 85.0                 0.06
                        85.1 - 90.0                 0.63
                        90.1 - 95.0                 0.29
                        --------------------------------
                        Total:                    100.00%
                        --------------------------------

W.A.: 66.85%
Lowest: 16.67%
Highest: 95.00%

24. Current LTV

                          Current LTV               Percent
                          15.1 - 20.0                 0.29%
                          20.1 - 25.0                 0.45
                          25.1 - 30.0                 0.69
                          30.1 - 35.0                 1.84
                          35.1 - 40.0                 2.35
                          40.1 - 45.0                 3.11
                          45.1 - 50.0                 4.42
                          50.1 - 55.0                 5.19
                          55.1 - 60.0                 7.74
                          60.1 - 65.0                10.28
                          65.1 - 70.0                15.21
                          70.1 - 75.0                16.49
                          75.1 - 80.0                30.95
                          80.1 - 85.0                 0.06
                          85.1 - 90.0                 0.63
                          90.1 - 95.0                 0.29
                          --------------------------------
                          Total:                    100.00%
                          --------------------------------

W.A.: 66.59%
Lowest: 16.63%
Highest: 94.81%

25. Originator

                           Originator              Percent
                           LOANCITY                 25.26%
                           SIB                       0.95
                           SUNTRUST                 65.80
                           WACHOVIA                  8.00
                           ------------------------------
                           Total:                  100.00%
                           ------------------------------

Banc of America Securities LLC


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.